RALSTON PURINA COMPANY
                              CHECKERBOARD SQUARE
                           ST. LOUIS, MISSOURI 63164

DEAR  SHAREHOLDER:

     You are cordially invited to attend the Annual Meeting of Shareholders of Ralston Purina Company to be held at 2:30 p.m. on Thursday, January 29, 1998, at the Grand Ballroom, Hyatt Regency St. Louis Hotel, St. Louis Union Station, 1820 Market Street, St. Louis, Missouri.

     We hope you will attend in person. If you plan to do so, and are a registered shareholder, please complete and return the enclosed request for an advance registration form.

     Whether you plan to attend the meeting or not, we urge you to sign, date and return the enclosed proxy as soon as possible in the postage-paid envelope provided. This will ensure representation of your shares in the event that you are unable to attend the meeting.

     The Directors and Officers of the Company look forward to meeting with you.

     W.  PATRICK  MCGINNIS         		J.  PATRICK  MULCAHY
     co-Chief  Executive  Officer  and  	         co-Chief Executive Officer and
     co-President         			co-President


December  10,  1997





TABLE OF CONTENTS

PAGE
------------------------------------------------------------------

Notice of Annual Meeting of Shareholders                             3

Proxy Statement                                                      4

  Voting                                                             4

Item 1. Election of Directors                                        5

  Information about Nominees and Directors                           5

  Stock Ownership                                                    8

  Directors' Meetings, Committees and Fees                          13

Item 2. Ratification of the Appointment of Independent Accountants  15

Other Business                                                      15

Executive Compensation                                              16

Compensation Committee Interlocks and Insider Participation         24

Human Resources Committee Report on Executive Compensation          24

Performance Graphs                                                  30

Section 16(a) Beneficial Ownership Reporting Compliance             31

Solicitation Statement                                              32

Shareholder Proposals for 1998 Annual Meeting                       32




                            RALSTON PURINA COMPANY

                              CHECKERBOARD SQUARE

                           ST. LOUIS, MISSOURI 63164

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


To  the  Shareholders:

     The Annual Meeting of Shareholders of Ralston Purina Company will be held at 2:30 p.m. on Thursday, January 29, 1998, at the Grand Ballroom, Hyatt Regency St. Louis Hotel, St. Louis Union Station, 1820 Market Street, St. Louis, Missouri.

     The  meeting  will  be  held  for  the  following  purposes:

     1. To elect one Director to serve a two-year term ending in January, 2000, or until his successor is elected and qualified;

     2. To elect four Directors to serve three-year terms ending in January, 2001, or until their  successors  are  elected  and  qualified;

     3. To ratify the Board of Directors' appointment of Price Waterhouse as independent accountants for the Company for the fiscal year ending September 30, 1998;

and  to  act  upon such other matters as may properly come before the meeting.

     Only shareholders of record at the close of business on November 21, 1997, are entitled to vote at the meeting and any adjournments thereof.

          By  order  of  the  Board  of  Directors,


          NANCY  E.  HAMILTON
          Secretary

December  10,  1997

                                PROXY STATEMENT

                                    VOTING

     This Proxy Statement is furnished to the shareholders of Ralston Purina Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders to be held on January 29, 1998. This Proxy Statement is being mailed to shareholders on or about December 10, 1997.

     The voting securities of the Company presently consist of its $.10 par value Common Stock and its $1.00 par value Series A ESOP Convertible Preferred Stock ("ESOP Preferred Stock"), (collectively, the "Stock"). As of November 21, 1997, the Company had issued and outstanding 106,656,340 shares of Common Stock and 2,727,513 shares of ESOP Preferred Stock. The 8,038,326 shares of Common Stock and 418,978 shares of ESOP Preferred Stock held in the Company's treasury will not be voted.

     The persons named as Proxies on the proxy card accompanying this Proxy Statement were designated by the Company's Board of Directors. The shares represented by each such proxy will be voted in accordance with the terms of the proxy. Proxies also authorize such persons to vote the shares represented thereby on any matters not known at the time this Proxy Statement was printed that may properly be presented for action at the meeting. Any shareholder of record giving a proxy has the right to revoke it by notifying the Secretary of the Company in writing at any time before its exercise. Execution of the proxy will not affect a shareholder's right to attend the meeting and vote in person.

     Each share of Common Stock and ESOP Preferred Stock outstanding on the record date will be entitled to one vote. Shareholders do not have the right under the terms of the Company's Restated Articles of Incorporation to vote cumulatively in electing directors.

     A majority of the outstanding shares of Common Stock and ESOP Preferred Stock entitled to vote at this meeting, represented in person or by proxy, will constitute a quorum. With regard to any proposal submitted to a vote, approval requires the affirmative vote of a majority of the shares which are entitled to vote on the subject matter and which are represented in person or by proxy at the meeting at which a quorum is present. Under the Company's Restated Articles of Incorporation, certain amendments to those Articles, and certain transactions described therein, may require higher thresholds for approval. Abstentions and broker non-votes as well as the withholding of authority are counted for purposes of determining the presence or absence of a
quorum  for  the  transaction  of  business.    Abstentions  are  counted  in
tabulations of the votes cast on proposals presented to stockholders, whereas broker non-votes and directions to withhold authority are not counted for purposes of determining whether a proposal has been approved.

     Only shareholders of record at the close of business on November 21, 1997, are eligible to vote at the meeting. If a shareholder participates in the Company's Dividend Reinvestment Plan, any proxy given by such shareholder will also include all shares held for the shareholder's account under that plan, unless contrary instructions are given.

                         ITEM 1. ELECTION OF DIRECTORS

     Pursuant to the Company's Restated Articles of Incorporation, Bylaws and the Board resolution adopted pursuant thereto, the Board consists of twelve members organized into three classes, with one class consisting of five members, one class consisting of four members and one class consisting of three members, with each Director elected to serve for a three-year term with the exception of Messrs. McGinnis and Mulcahy who were elected members of the Board of Directors at the May 22, 1997 Board of Directors meeting.

     At this meeting, four Directors are to be elected to serve three-year terms ending in January, 2001, or until their successors are elected and qualified. In order that the classes of Directors remain equal in size, one Director is to be elected to serve a two-year term ending in January, 2000, or until his successor shall have been elected and qualified. In accordance with the recommendation of its Nominating Committee, the Board has nominated Messrs. David R. Banks, M. Darrell Ingram, John F. McDonnell, W. Patrick McGinnis and J. Patrick Mulcahy for election as Directors at this meeting. Each nominee is currently serving as a Director and has consented to serve for a new term. If any nominee should be unable to serve as a Director, an event not anticipated, proxies not limited to the contrary may be voted in favor of the election of such other person as the Board may nominate.

                   INFORMATION ABOUT NOMINEES AND DIRECTORS

     Information about nominees for Directors, and for Directors continuing in
office,  follows.    Directors'  ages  are  as  of  December  31,  1997.

--------------------------------------------------

[PHOTO]          DAVID  R.  BANKS,  Director  Since  1985,  Age  60
          (Standing  for  election  at  this meeting for a term expiring 2001)

Chairman of the Board and Chief Executive Officer, and former President, Beverly Enterprises, Inc. (health care services). Also a director of Nationwide Health Properties, Inc. and Wellpoint Health Networks, Inc.

--------------------------------------------------

[PHOTO]          M.  DARRELL  INGRAM,  Director  Since  1986,  Age  65
          (Standing  for  election  at  this meeting for a term expiring 2001)

Chairman of the Board, Red Fox Environmental Services, Inc. (pollution control
services).    Retired  President  and  Chief  Executive  Officer,  Petrolite
Corporation  (specialty  chemicals).

--------------------------------------------------

--------------------------------------------------

[PHOTO]          JOHN  F.  MCDONNELL,  Director  Since  1988,  Age  59
          (Standing  for  election  at  this meeting for a term expiring 2001)

Former Chairman of the Board and Chief Executive Officer, McDonnell Douglas Corporation (aerospace technology and complementary businesses).

--------------------------------------------------

[PHOTO]          W.  PATRICK  MCGINNIS,  Director  Since  1997,  Age  50
          (Standing  for election at this meeting for a term expiring in 2001)

Co-Chief Executive Officer and co-President Ralston Purina Company and President and Chief Executive Officer, Pet Products Group, a division of Ralston Purina Company.

---------------------------------------------------

[PHOTO]          J.  PATRICK  MULCAHY,  Director  Since  1997,  Age  53
          (Standing  for election at this meeting for a term expiring in 2000)

Co-Chief Executive Officer and co-President Ralston Purina Company and Chairman of the Board, Chief Executive Officer and President, Eveready Battery Company, Inc., a subsidiary of Ralston Purina Company.

---------------------------------------------------

[PHOTO]          JOHN  H.  BIGGS,  Director  Since  1989,  Age  61
          (Continuing  in  office  -  Term  expiring  2000)

Chairman of the Board, President and Chief Executive Officer, Teachers Insurance and Annuity Association-College Retirement Equities Fund (pension fund management). Also a director of The Boeing Company and former Chairman of the Board and Chief Executive Officer of Centerre Trust Co. of St. Louis.

---------------------------------------------------

[PHOTO]          DONALD  DANFORTH,  JR.*,  Director  Since  1961,  Age  65
          (Continuing  in  Office  -  Term  Expiring  in  1999)

Chairman of the Board, Vector Corporation (equipment manufacturing). Also President, Danforth Agri-Resources, Inc. (diversified investments and management) and Chairman of the Board, Treasurer and former President, Kennelwood Village, Inc. (pet care center)

--------------------------------------------------
*Donald  Danforth,  Jr.  and  William  H.  Danforth  are  brothers.

--------------------------------------------------

[PHOTO]          WILLIAM  H.  DANFORTH*,  Director  Since  1969,  Age  71
          (Continuing  in  Office  -  Term  Expiring  in  1999)

Chairman of the Board and former Chancellor, Washington University. Also a director of Ralcorp Holdings, Inc.

---------------------------------------------------

[PHOTO]          DAVID  C.  FARRELL,  Director  Since  1987,  Age  64
          (Continuing  in  Office  -  Term  Expiring  2000)

Chairman  of  the Board and Chief Executive Officer, The May Department Stores
Company  (department  store  retailing).   Also a director of Emerson Electric
Company.

---------------------------------------------------

[PHOTO]          RICHARD  A.  LIDDY,  Director  Since  1995,  Age  62
          (Continuing  in  Office  -  Term  Expiring  in  1999)

Chairman of the Board, President and Chief Executive Officer and former Chief Operating Officer, General American Life Insurance Company (insurance). Chairman of the Board of the Reinsurance Group of America, Incorporated
(insurance),  and  of  the  registered  investment  companies  of  the General
American  Capital  Company  and  The  Walnut Street Funds, Inc. (investments).
Also  a  director  of  Brown  Group,  Inc.  and  Union  Electric  Company.


---------------------------------------------------

[PHOTO]          KATHERINE  D.  ORTEGA,  Director  Since  1992,  Age  63
          (Continuing  in  Office  -  Term  Expiring  in  1999)

Former Alternate Representative of the United States to the 45th General Assembly of the United Nations. Former Treasurer of the United States. Also a director of The Kroger Company, Long Island Lighting Company, Rayonier, Inc., Ultramar Diamond Shamrock Corporation and Washington Mutual Investors Fund - Advisory Board.

--------------------------------------------------

*Donald  Danforth,  Jr.  and  William  H.  Danforth  are  brothers.


--------------------------------------------------

[PHOTO]          WILLIAM  P.  STIRITZ,  Director  Since  1981,  Age  63
          (Continuing  in  Office  -  Term  expiring  2000)

Chairman of the Board, and former Chief Executive Officer and President, Ralston Purina Company. Also a director of Angelica Corporation, Ball Corporation, The May Department Stores Company, Ralcorp Holdings, Inc., Reinsurance Group of America, Incorporated and Vail Resorts, Inc.

---------------------------------------------------

                                STOCK OWNERSHIP

     Table I below sets forth information regarding the persons known by the Company to beneficially own, as defined by the Securities and Exchange Commission ("SEC") Rule 13d-3, 5% or more of the Company's Common Stock as of November 1, 1997.


                                          TABLE I



Name and Address         Amount and Nature of           % Of Shares  Explanatory
Of Beneficial Owner      Title of Class        Beneficial Ownership  Outstanding(A)  Notes
-----------------------  --------------------  --------------------  --------------  ------

NationsBank Corporation  Common Stock                    12,731,319          11.28%     (B)
NationsBank Plaza
St. Louis, MO  63101

FMR Corporation          Common Stock                     5,514,265           5.17%     (C)
82 Devonshire Street
Boston, MA  02109
-----



(A) Shares outstanding were deemed to be shares actually outstanding on November 1, 1997 except in the case of NationsBank Corporation, as to whom shares outstanding were also deemed to include shares into which ESOP Preferred Stock held by it on that date could be converted. See footnote B below.

(B) Based on written representations made by the shareholder, this amount includes shares of Common Stock owned by subsidiaries of NationsBank Corporation ("NationsBank") including Boatmen's Trust Company. Of these shares, NationsBank has voting and investment powers as follows: sole voting--1,786,008 shares; shared voting--4,658,021 shares; sole investment--758,202 shares; and shared investment--5,494,351 shares. Of such shares, voting or investment power for 847,980 and 847,821 shares are shared with Donald Danforth, Jr. and William H. Danforth, respectively, both of whom are Directors of the Company (see Table II). Also includes 6,272,757 shares of Common Stock into which the Company's ESOP Preferred Stock is convertible at a conversion rate of 2.29 shares of Common Stock for each share of ESOP Preferred Stock. NationsBank disclaims beneficial ownership of these shares.

(C) Based on written representations made by the shareholder, this amount includes shares of Common Stock owned by the following subsidiaries or associated companies of FMR Corporation ("FMR").---Fidelity Management and Research Company--4,511,831 shares; Fidelity Management Trust Company--994,134 shares; Fidelity International Limited--8,300 shares. Of these, FMR has sole power to vote or to direct the vote of 673,524 shares and sole power to dispose or direct the disposition of 5,505,965 shares.
-----------------------------------------------------------------------------

     All 2,739,195 shares of the Company's outstanding ESOP Preferred Stock are held by Boatmen's Trust Company, a subsidiary of NationsBank Corporation, as trustee under the Company's Savings Investment Plan. Voting and investment of such shares are pursuant to the terms of the Plan. The Company's Employee Benefit Asset Investment Committee, currently consisting of J. R. Elsesser, Chairman, L. L. Fraley, C. S. Sommer and A. M. Wray, each of whom is an employee of the Company, has authority, subject to fiduciary obligations, to direct the trustee to convert the ESOP Preferred Stock into shares of Common Stock. The Investment Committee also has authority under the Plan to delete or establish other investment funds. The Company's Benefits Policy Board, currently consisting of W. P. McGinnis, Chairman, J. P. Mulcahy, J. R.
Elsesser and C. S. Sommer (and until the sale of Protein Technologies International, Inc. on December 3, 1997, J. W. Brown), each of whom is an employee of the Company, has authority to amend the Plan, which amendment may also include the deletion of such funds. Upon conversion of the shares of ESOP Preferred Stock into shares of Common Stock, the shares of Common Stock received in such conversion would be invested in the Common Stock Fund or distributed to participants, as required by the terms of the Plan, and the members of the Investment Committee would have no further dispositive control over such shares. Upon receipt of directions to delete such Funds, the appropriate trustee of the Plan would be required to sell or cause to be converted or redeemed the shares of Stock held in the relevant Funds and transfer the proceeds to accounts in other investment funds established on behalf of participants in the Plan. Neither the Investment Committee nor the Benefits Policy Board has the right to vote any shares of Stock held in the Plan. Because of their indirect dispositive power which could be deemed to be beneficial ownership, the Investment Committee and the Benefits Policy Board each files a Schedule 13G on an annual basis disclosing the above authority with respect to shares of Stock held in the Plan, but both disclaim any beneficial ownership.

     Table II sets forth information regarding beneficial ownership (as defined by SEC Rule 13d-3) of Stock by Directors, Nominees for Directors, Executive Officers named in the Summary Compensation Table on page 16, (the "Named Executive Officers") and all Directors and Executive Officers as a group as of November 1, 1997. All such persons possess sole voting and investment power with respect to the Common Stock, and sole voting power with respect to the ESOP Preferred Stock, set forth in the table. An asterisk in the column listing the percentage of shares beneficially owned indicates the person owns less than 1% of the Stock as of November 1, 1997.



                                                 TABLE II



                          NUMBER OF     		     NUMBER OF
DIRECTORS,                SHARES        		       SHARES
NOMINEES FOR DIRECTORS    BENEFICIALLY    % OF SHARES   BENEFICIALLY  % OF SHARES     EXPLANATORY
AND EXECUTIVE OFFICERS    OWNED         OUTSTANDING(A)     OWNED      OUTSTANDING(A)  NOTES
------------------------  ------------  --------------  ------------  --------------  ------------

                          Common              %             ESOP            %
                          ------------  --------------  ------------  --------------
David R. Banks                     203        *               0
John H. Biggs                    2,035        *               0        		(B)(C)
Donald Danforth, Jr.         1,230,516       1.15%            0   			(B)(D)
William H. Danforth            947,348        *               0     			(B)(C)(E)
David C. Farrell                25,443        *               0      		(C)
M. Darrell Ingram                3,676        *               0           		(F)
Richard A. Liddy                 1,000        *               0
John F. McDonnell                5,129        *               0        	   	(G)
Katherine D. Ortega              1,698        *               0
William P. Stiritz           1,195,648       1.12%            0             *         (C)(H)
Jay W. Brown                   108,240        *           1,686             *  	(I)(N)
James R. Elsesser              159,205        *           1,627             *  	(J)(N)
W. Patrick McGinnis            155,497        *           1,696             *  	(K)(N)
J. Patrick Mulcahy             160,101        *             957             *  	(L)(N)
All Directors and            4,137,168       3.85%       12,770             *        	(M)(N)
Executive Officers as a
Group (19 persons)

-----

(A) For purposes of calculating the percentage of outstanding Common Stock and ESOP Preferred Stock, respectively, owned by each individual or the group, shares outstanding were deemed to be (i) shares actually outstanding on November 1, 1997, and (ii) with respect to Common Stock, shares attributable to stock options which could be exercised within 60 days from November 1, 1997.

(B) Excludes 4,016,153 shares of Common Stock, or 3.77% of the outstanding Common Stock, held by The Danforth Foundation, St. Louis, Missouri. John H.
Biggs, Donald Danforth, Jr. and William H. Danforth are three of the ten trustees of the Foundation. Messrs. Biggs, D. Danforth, Jr. and W. Danforth disclaim beneficial ownership of such shares.

(C) Excludes 2,552,301 shares of Common Stock, or 2.41 % of the outstanding Common Stock, held by Washington University, St. Louis, Missouri. William H. Danforth is Chairman of the Board of Trustees of the University and Directors Biggs, Farrell, and Stiritz are on the University's Board of
Trustees,  which  consists  of  50  members.  Messrs. Biggs,                W.
Danforth,  Farrell,  and Stiritz disclaim beneficial ownership of such shares.

(D) Donald Danforth, Jr. has sole voting and investment powers respecting 267,685 shares of Common Stock. He shares voting and investment powers respecting 857,902 shares of Common Stock, and disclaims beneficial ownership of 54,851 of such shares of Common Stock. Included are 104,929 shares of Common Stock owned or held as custodian by his wife.

(E) William H. Danforth has sole voting and investment powers respecting 69,494 shares of Common Stock. He shares voting and investment powers respecting 877,854 shares of Common Stock, and disclaims beneficial ownership of 99,527 of such shares of Common Stock.

(F)          Includes  264  shares  of  Common  Stock  held  in  IRA accounts.

(G)          Includes 3,094 shares of Common Stock held in trusts of which Mr.
McDonnell  serves  as  co-trustee.

(H) Includes 47,159 shares of Common Stock owned by Mr. Stiritz's wife, 9,123 shares of Common Stock owned jointly with his child and 579,769 shares of Common Stock which are not presently owned but could be acquired within 60 days by the exercise of stock options. Also includes 15,195 shares distributed from the Company's Savings Investment Plan. Mr. Stiritz disclaims beneficial ownership of shares of Common Stock owned by his wife.

(I) Includes 10,648 shares of Common Stock owned by Mr. Brown's wife and 65,649 shares of Common Stock which are not presently owned but could be acquired within 60 days by the exercise of stock options. Also includes 821 shares of Common Stock which is an approximation of the number of shares as to which Mr. Brown presently has only voting power under the Company's Savings Investment Plan.

(J) Includes 71,104 shares of Common Stock which are not presently owned but could be acquired within 60 days by the exercise of stock options. Also includes 513 shares of Common Stock which is an approximation of the shares as to which Mr. Elsesser presently has only voting power under the Company's Savings Investment Plan. Excludes 1,731,005 shares of Common Stock held to fund retirement benefits by the Ralston Purina Retirement Plan Trust of which Mr. Elsesser is one of four trustees who collectively exercise investment and voting power. Mr. Elsesser disclaims beneficial ownership of shares held in the Retirement Plan Trust.

(K) Includes 1,869 shares of Common Stock owned by Mr. McGinnis' wife and 71,104 shares of Common Stock which are not presently owned but could be acquired by Mr. McGinnis within 60 days by the exercise of stock options. Also includes 717 shares of Common Stock which is an approximation of the number of shares as to which Mr. McGinnis presently has only voting power
under  the  Company's  Savings  Investment  Plan.    Mr.  McGinnis  disclaims
beneficial  ownership  of  shares  of  Common  Stock  owned  by  his  wife.

(L) Includes 12,500 shares of Common Stock owned by Mr. Mulcahy's wife and 71,104 shares of Common Stock which are not presently owned but could be acquired within 60 days by the exercise of stock options. Also includes 1,539 shares of Common Stock which is an approximation of the number of shares as to which Mr. Mulcahy presently has only voting power under the Company's Savings Investment Plan.

(M) Includes 85,968 shares of Common Stock which are not presently owned but could be acquired within 60 days by all other Executive Officers by the exercise of stock options. Also includes 6,000 restricted shares of Common Stock as to which certain of such other Executive Officers presently have only voting power and 1,011 shares of Common Stock which is an approximation of the number of shares as to which such other Executive Officers presently have only voting power under the Company's Savings Investment Plan. Excludes 1,731,005 shares of Common Stock held to fund retirement benefits by the Ralston Purina Retirement Plan Trust of which two Executive Officers are two of four trustees who collectively exercise investment and voting power.

(N) Shares of Common Stock which are held in the Company's Savings Investment Plan are not directly allocated to individual participants but instead are held in separate funds in which participants acquire units. Such funds also hold varying amounts of cash and short-term investments. The number of shares of both classes of Stock reported herein as being held in the Plan with respect to the Executive Officers of the Company is an approximation of the number of such shares in each fund allocable to each of the Executive Officers. The number of shares of each class allocable to a participant in such funds will vary on a daily basis based upon the cash position of the funds and the market price of each class of Stock.

                   DIRECTORS' MEETINGS, COMMITTEES AND FEES

     The Board currently has six regular meetings scheduled per year, and holds such special meetings as deemed advisable to review significant matters affecting the Company and to act upon matters requiring Board approval. Six meetings of the Board of Directors were held during fiscal year 1997. Non-management Directors receive an annual retainer of $30,000. They are also paid $1,000 for attending each regular or special Board meeting and each standing committee meeting, including telephonic meetings, and for each consent to action without a meeting. Non-management Directors who chair standing committees receive an additional annual retainer of $2,000. The Company reimburses Directors for travel expenses in connection with Board meetings and also pays the premiums on Directors' and Officers' Liability and Travel Accident insurance policies insuring Directors.

     The Company has a Deferred Compensation Plan for Non-Management Directors. Under this plan, any non-management Director may elect to defer, with certain limitations, all retainers and fees. Deferrals may be made in Common Stock equivalents in an Equity Option or may be made in cash under a Variable Interest Option. Deferrals in the Variable Interest Option earn interest at Morgan Guaranty Trust Company of New York's prime rate. Deferrals in the Equity Option in fiscal year 1997 were increased by a 331/3% match by the Company. Equity Option deferrals earn dividend equivalents to the extent dividends are paid on the underlying Common Stock. Stock equivalents credited to a Director's account are valued at market value of the underlying Common Stock at the time of payout. Deferrals are paid out in a lump sum in cash (or, with respect to deferrals in the Equity Option, in Common Stock if the Director so elects) to the Director at the Director's retirement, termination or total disability, or to the Director's estate or beneficiary upon the Director's death.

     During fiscal year 1997, all Directors attended 75% or more of the aggregate of the meetings of the Board and of the Board committees to which they were appointed.

     To assist the Board in the discharge of its responsibilities, it has the following standing committees: Audit, Executive, Finance, Human Resources and Nominating. A description of each standing committee and its membership as of the date of this Proxy Statement follows:

                               -----------------

AUDIT  COMMITTEE          Members:       M. D. Ingram, Chairman; D. R. Banks,
			               J.  F.  McDonnell  and  K.  D.  Ortega

     The Audit Committee consists of four non-management Directors and is responsible for matters relating to accounting policies and practices, financial reporting, and internal controls. Each year it recommends to the Board the appointment of a firm of independent accountants to examine the financial statements of the Company. It reviews with representatives of the independent accountants, principal corporate officers and the Vice President and Director of Internal Auditing the scope of the examination of the Company's financial statements, results of audits, audit costs, and recommendations with respect to internal controls and financial matters. The Audit Committee also reviews nonaudit services rendered by the Company's independent accountants and periodically meets with or receives reports from principal corporate officers and the Vice President and Director of Internal
Auditing.    The  Audit  Committee  met  two  times  in  fiscal  year  1997.
                               -----------------

EXECUTIVE  COMMITTEE       Members:     W. P. Stiritz, Chairman; D. Danforth,
				      Jr., W. H.  Danforth,  M. D. Ingram
				      and, since November  20, 1997,
				      W. P. McGinnis and J. P. Mulcahy

     The Executive Committee consists of six Directors and may exercise all of the authority of the Board in the management of the Company in the intervals between meetings of the Board. The Executive Committee met two times in fiscal year 1997.
                               -----------------

FINANCE  COMMITTEE       Members:     D. R. Banks, Chairman; D. Danforth, Jr.,
			            D.  C.  Farrell,  R.  A.  Liddy,
			            J.  F.  McDonnell  and  W.  P.  Stiritz

     The Finance Committee consists of six Directors. It reviews the Company's financial condition, objectives and strategies and makes recommendations and reports to the Board concerning financing requirements, dividend policy, foreign currency management and pension fund performance. The Finance Committee met three times in fiscal year 1997.
                               -----------------

HUMAN  RESOURCES  COMMITTEE       Members:     W. H. Danforth, Chairman; J. H.
					    Biggs, M.  D.  Ingram  and
					    K.  D.  Ortega

     The Human Resources Committee consists of four non-management Directors. It sets the compensation of all Executive Officers, approves deferrals under the Company's Deferred Compensation Plan for Key Employees, administers the 1988 and 1996 Incentive Stock Plans and grants awards under the 1996 Incentive Stock Plan. It also monitors the competitiveness of management compensation and benefit programs, and reviews principal employee relations policies and procedures. The Human Resources Committee met seven times in fiscal year 1997.
                               -----------------

NOMINATING  COMMITTEE     Members:     D. Danforth, Jr., Chairman; J. H. Biggs
			             and  D.  C.  Farrell

     The Nominating Committee consists of three non-management Directors. It recommends to the Board nominees for election as Directors and Executive Officers of the Company. Additionally, it makes recommendations to the Board regarding election of Directors to positions on committees of the Board and compensation and benefits for Directors. The Nominating Committee will consider suggestions from shareholders regarding possible Director candidates. Such suggestions, together with appropriate biographical information, should be submitted to the Secretary of the Company. The Nominating Committee met one time in fiscal year 1997.


YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR MESSRS. BANKS, INGRAM, MCDONNELL, MCGINNIS AND MULCAHY.

                  ITEM 2. RATIFICATION OF THE APPOINTMENT OF
                            INDEPENDENT ACCOUNTANTS

     Upon the recommendation of the Audit Committee, the Board has appointed Price Waterhouse as independent accountants to examine the consolidated accounts of the Company for the fiscal year ending September 30, 1998, subject to ratification by shareholders. Price Waterhouse has performed this function for the Company since 1955. The firm will be represented at the 1998 Annual Meeting of Shareholders and will have the opportunity to make a statement and respond to questions from shareholders.


YOUR  BOARD  OF  DIRECTORS  RECOMMENDS  A  VOTE  FOR  THE  RATIFICATION OF THE
APPOINTMENT  OF  PRICE  WATERHOUSE  AS  INDEPENDENT  ACCOUNTANTS.

                                OTHER BUSINESS

     The Board knows of no business which will be presented for consideration at the 1998 Annual Meeting of Shareholders other than that stated above. However, certain shareholders may present topics for discussion if presented in accordance with the provisions of the Company's Bylaws which require 25 days' advance written notice to the Secretary of the Company. Should any such matter properly come before the meeting and be submitted for a vote, votes may be cast pursuant to proxies granting discretionary authority to the Proxies in respect to any such matter in the best judgment of the person or persons acting under the proxies.

                            EXECUTIVE COMPENSATION

     The following tables and narrative text discuss the compensation for fiscal year 1997, and the two prior fiscal years, awarded to, earned by or paid to the Company's Chief Executive Officer and the Company's four other most highly compensated Executive Officers (collectively, "Named Executive Officers").



                                          SUMMARY COMPENSATION TABLE




                             						Long Term
		                             Annual Compensation   		Compensation
		                             --------------------             (Awards)
					                             --------------------
			                     	     		   Securities     Leveraged
                          			     Other Annual   Underlying     Incentive    All Other
			                               Compensation   Options          Plan     Compensation
Name and Principal Position  Year   Salary($)  Bonus($)     ($)  	      (#)            ($)        ($)(1)
---------------------------  -----  ---------  --------  -------------  ----------    ---------    ------------

W. P. Stiritz                     1997  $1,000,000  $1,008,000  $97,959  (2)  	 0          $2,900,000  $ 615,713        (3)
Chairman of the Board, Chief      1996  $1,000,000  $1,071,000  $79,527         600,000                        $621,289
Executive Officer & President     1995  $  900,000  $1,071,000  $14,135         195,000                        $601,862


J. W. Brown                       1997  $  315,000  $  529,200  $ 7,259               0          $  872,500    $227,770
Vice President, and Chief         1996  $  300,000  $  214,100  $ 6,977               0                        $ 95,569
Executive Officer and President,  1995  $  257,500  $  200,000  $ 7,845         157,500                        $ 88,244
Protein Technologies Intl., Inc.


J. R. Elsesser                    1997  $  331,700  $  262,706  $ 7,468               0          $  919,200     $212,182   (3)
Vice President and Chief          1996  $  310,000  $  224,750  $ 6,498          80,000                         $145,246
Financial Officer                 1995  $  277,500  $  236,000  $ 6,140          55,000                         $140,727


W. P. McGinnis                    1997  $  407,625  $  360,000  $11,156               0          $1,062,625     $218,636
Vice President, and President     1996  $  345,000  $  273,000  $ 8,807         100,000                         $129,074
and Chief Executive Officer,      1995  $  310,000  $  255,000  $10,927          65,000                         $119,529
Pet Products Group


J. P. Mulcahy                     1997  $  407,625  $  360,000  $ 9,036               0         $1,062,625      $189,202
Vice President; and Chairman      1996  $  345,000  $  273,000  $ 6,821         100,000                         $126,972
of the Board and Chief            1995  $  310,000  $  255,000  $ 6,138          65,000                         $ 92,701
Executive Officer, Eveready
Battery Company, Inc.

-----

(1) The amounts shown in this column consist of the following: (i) above market interest accrued with respect to deferrals under the Fixed Benefit Option of the Company's Deferred Compensation Plan for Key Employees--such amounts are $65,550, $2,517, $4,244, $3,943, and $3,460, respectively, for
Messrs. Stiritz, Brown, Elsesser, McGinnis and Mulcahy; (ii) Company matching contributions or accruals under the Company's Savings Investment Plan and Executive Savings Investment Plan--such amounts are $68,308, $71,250, $75,505, $88,216 and $62,336, respectively, for Messrs. Stiritz, Brown, Elsesser, McGinnis and Mulcahy; (iii) a Company match of 25% of amounts deferred under the Equity Option of the Deferred Compensation Plan for Key Employees--such amounts are $252,000, $132,300, $65,677, $90,000 and $65,000, respectively, for Messrs. Stiritz, Brown, Elsesser, McGinnis and Mulcahy; (iv) amounts attributable to the portion of split-dollar life insurance premiums paid by the Company, which will be repaid on a specified future date, valued by multiplying the premiums outstanding during the fiscal year by the Company's weighted average short-term borrowing rate during the year--such amounts are $229,855, $21,703, $66,756, $36,477, and $58,406, respectively, for Messrs.
Stiritz, Brown, Elsesser, McGinnis and Mulcahy; and accrued vacation-pay paid to Mr. Stiritz upon his retirement.

(2) The amount shown in this item includes $33,894 in expenses incurred by the Company in connection with use of Company aircraft.

(3) The amount shown in this item does not include compensation paid or payable by Interstate Bakeries Corporation ("IBC") to Messrs. Stiritz and Elsesser, who served as directors of IBC during the last fiscal year at the request of the Company pursuant to the terms of the Shareholder Agreement between the Company and IBC.


                                         AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                                AND FISCAL YEAR END OPTION VALUES



              											  VALUE OF UNEXERCISED
                SHARES                 				NUMBER OF UNEXERCISED   		  IN-THE-MONEY OPTIONS
                ACQUIRED ON            VALUE                 	OPTIONS AT FY-END(#)   		     AT FY-END($)
NAME            EXERCISE(#)            REALIZED($)             EXERCISABLE            UNEXERCISABLE   EXERCISABLE  UNEXERCISABLE
--------------  ---------------------  ----------------------  ---------------------  --------------  -----------  -------------
W. P. Stiritz                  44,052               2,041,920                579,769         600,000   25,137,738     12,750,000
J. W. Brown                    73,420               3,095,754                 57,533         238,971    1,457,979      7,911,162
J. R. Elsesser                117,471               6,103,675                 59,180         256,457    2,764,029      9,594,199
W. P. McGinnis                117,471               5,445,075                 59,180         286,457    2,764,029     10,324,199
J. P. Mulcahy                 117,471               5,863,565                 59,180         286,457    2,764,029     10,324,199



                                   LONG-TERM INCENTIVE PLANS - AWARDS IN LAST FISCAL YEAR



							   Estimated Future Payments
							 Under Non-Stock Price-Based Plans
							 ----------------------------------
(a)                       (b)                (c)                (d)        (e)      (f)
                        Number           Performance
                        of Shares,      or Other Period
                        Units or Other  Until Maturation     Threshold     Target   	Maximum
Name                    Rights (#)          or Payout           ($)         ($)      	($)
----------------------  ----------------  ----------------- -----------    ------  	 -------

							25% of 3 years'  		150% of 3 years'
J. R. Elsesser          N/A                9/30/99  	aggregate salary   N/A	aggregate salary

							25% of 3 years'		150% of 3 years'
W. P. McGinnis          N/A                9/30/99  	aggregate salary   N/A	aggregate salary

							25% of 3 years'		150% of 3 years'
J. P. Mulcahy           N/A		9/30/99  	aggregate salary   N/A	aggregate salary



     The Committee approved the adoption of a Leveraged Incentive Plan, effective October 1, 1996, for a select group of executives of the Company including the Named Executive Officers other than Mr. Stiritz and Mr. Brown. The plan is designed to pay a cash bonus to participants if, during the three-year period commencing on that date, total shareholder return (defined as stock price appreciation including reinvestment of dividends) equals or exceeds certain thresholds for average annual shareholder return set by the Committee. Each of the Named Executive Officers who participate in the Plan will be entitled to a payment under this portion of the Plan ranging from 25% of his aggregate salary for the three-year period if the average annual shareholder return for the period equals or exceeds certain goals: for an employee of the corporate division of the Company, 8%, and for an employee of a business unit, 7% (which reflects a blend of total shareholder return and controllable earnings of the business unit). Such payment targets increase ratably to a maximum of 100% of aggregate salary for the period if the annual return averages 18% for the corporate division and 17% for a business unit. No payments will be made under this portion of the Plan if the average annual return for the period is less than 8% for the corporate division or 7% for a business unit. Messrs. McGinnis and Mulcahy's awards will be measured as a combination of the business unit and corporate performance goals in proportion to their service during the term of the Plan as head of business units prior to October 1, 1997 and as co-Chief Executive Officers on and after that date. If the Company's total shareholder return for the three-year period is at or above that of the 75th percentile of a group of approximately 19 peer competitors, the Named Executive Officers who participate in the Plan will be entitled to receive a payment equal to 50% of aggregate salary for the
three-year  period.    Such  payment  would  be  mandatorily  deferred  until
retirement, termination, death or long-term disability in the Equity Option of the Deferred Compensation Plan for Key Employees. No Company match would be credited to such deferrals. A participant must remain employed by the Company through the end of the three-year period to be eligible for a payment, except that prorata payments would be made in the case of retirement, long-term disability, death, involuntary termination (including the sale of the participant's business unit), or if the Company should cease to be publicly traded. In such cases, the prorata payments would be based on performance of the Company, business units and peer group to date). Payments that otherwise would not be deductible under Section 162(m) of the Internal Revenue Code may, at the sole discretion of the Committee, be deferred in whole or in part until such time as they are deductible by the Company.

                                RETIREMENT PLAN

     The Ralston Purina Retirement Plan may provide pension benefits in the future to the Named Executive Officers. Substantially all regular U.S. employees having one year of service with the Company or certain of its majority-owned subsidiaries are eligible to participate in the Retirement Plan. Employees become vested after five years of service. Normal retirement is at age 65; however, employees who work beyond age 65 may continue to accrue benefits.

     Annual benefits for the Named Executive Officers and other administrative employees are computed by multiplying the participant's Final Average Earnings (average of participant's five highest consecutive annual earnings during ten years prior to retirement or earlier termination) by the product of 1.5% times the participant's years of service (to a maximum of 40 years) and by subtracting from that amount up to one-half of the participant's primary social security benefit at retirement (with the actual amount of offset determined by age and years of service at retirement).

     The following table shows the estimated annual retirement benefits, in the form of a single life, 5-year certain annuity, that would be payable from the Retirement Plan to salaried employees, including the Named Executive Officers, assuming age 65 retirement. To the extent a Named Executive Officer's compensation or benefits exceed certain limits imposed by the Internal Revenue Code of 1986, as amended, the table also includes benefits payable from an unfunded supplemental retirement plan. The table reflects benefits prior to the subtraction of social security benefits as described above.


                                         PENSION PLAN TABLE


Final  Average                                    Years  of  Service
   Earnings          10        15        20        25        30          35          40

             $  400,000  $ 60,000  $ 90,000  $120,000  $150,000  $  180,000  $  210,000  $  240,000
             $  500,000  $ 75,000  $112,500  $150,000  $187,500  $  225,000  $  262,500  $  300,000
             $  600,000  $ 90,000  $135,000  $180,000  $225,000  $  270,000  $  315,000  $  360,000
             $  700,000  $105,000  $157,500  $210,000  $262,500  $  315,000  $  367,500  $  420,000
             $  800,000  $120,000  $180,000  $240,000  $300,000  $  360,000  $  420,000  $  480,000
             $1,000,000  $150,000  $225,000  $300,000  $375,000  $  450,000  $  525,000  $  600,000
             $1,200,000  $180,000  $270,000  $360,000  $450,000  $  540,000  $  630,000  $  720,000
             $1,400,000  $210,000  $315,000  $420,000  $525,000  $  630,000  $  735,000  $  840,000
             $1,600,000  $240,000  $360,000  $480,000  $600,000  $  720,000  $  840,000  $  960,000
             $1,800,000  $270,000  $405,000  $540,000  $675,000  $  810,000  $  945,000  $1,080,000
             $2,000,000  $300,000  $450,000  $600,000  $750,000  $  900,000  $1,050,000  $1,200,000
             $2,500,000  $375,000  $562,500  $750,000  $937,500  $1,125,000  $1,312,500  $1,500,000

     For the purpose of calculating retirement benefits, the Named Executive Officers had, as of September 30, 1997, the following whole years of credited service: Messrs. Stiritz--33 years; Brown--26 years; Elsesser--12 years; McGinnis--25 years; and Mulcahy--29 years. Earnings used in calculating benefits under the Retirement Plan and the unfunded supplemental retirement plan are approximately equal to amounts included in the Salary and Bonus columns in the Summary Compensation Table on page 16.


                              DEATH BENEFIT PLAN

     The Company maintains, at no cost to the participants, an unfunded Executive Life Plan to provide supplemental benefits to certain key members of management, generally at the level of division vice president and above. The Plan provides a death benefit, after retirement of a plan participant, to his or her named beneficiary in an amount equal, on an after-tax basis, to 50% of the participant's last full year's salary and bonus prior to retirement. To be eligible for the benefit, a participant must at the time of retirement meet certain conditions, including (i) being enrolled in the Company's Partnership Life Plan, which is available to substantially all non-union administrative and production employees in the United States, with elective coverage of at least one times earnings; and (ii) being age 55 with at least two years of service or having a combination of age and years of service equal to at least
80. Messrs. Stiritz and Brown participated in the Executive Life Plan during fiscal year 1997.


                                 GRANTOR TRUST

     The Company has established and funded an irrevocable grantor trust to provide a source of funds to assist the Company in meeting its obligations under certain employee benefit plans and programs in which the Named Executive Officers, as well as other employees, participate. At the present time, assets of the trust consist primarily of Common Stock and life insurance policies. In the event that the Company is in default of its funding obligations under the trust, payment of obligations under such plans and programs will immediately accelerate unless the employee elects to defer payment.


         CHANGE-IN-CONTROL AND TERMINATION OF EMPLOYMENT ARRANGEMENTS

     The Company has Management Continuity Agreements with each of the Named Executive Officers other than Mr. Stiritz, whose agreement terminated upon his retirement as Chief Executive Officer and President of the Company. The purpose of the agreements is to provide severance compensation to each covered Executive Officer in the event of the officer's voluntary or involuntary termination after a change in control of the Company. The compensation provided would be in the form of a lump sum payment equal to the present value of continuing the Executive Officer's salary and bonus for a three year period following the Executive Officer's termination of employment, the continuation of other executive benefits for the same period and certain pension bridging payments. The three year period is subject to reduction for each complete year the Executive Officer remains employed following the change in control. No payments would be made in the event the Executive Officer's termination is due to death, disability or normal retirement, or is for cause, nor would any payments continue beyond the Executive Officer's normal retirement date.


                       COMPENSATION COMMITTEE INTERLOCKS
                           AND INSIDER PARTICIPATION

     Mr. Stiritz serves on the compensation committee of the board of directors of General American Life Insurance Company, a mutual insurance company, of which Mr. Liddy is Chairman of the Board, President and Chief Executive Officer.

     The Company has for many years purchased insurance and insurance-related products and services from General American Life Insurance Company, as well as other major insurance companies, in the ordinary course of business and on competitive terms. Insurance policies with General American have principally included coverage for health, life and disability benefits. Certain of them are whole life or universal life policies in which premiums are intended to cover the cost of insurance as well as to increase the cash surrender value of such policies; the Company from time to time borrows against the cash surrender value of such policies and repays such borrowings at rates determined pursuant to the relevant policy's terms. Certain of the whole life policies purchased by the Company were contributed to the Company's grantor trust in fiscal year 1994; the Company retains the right to borrow against the cash value of such policies.

     Substantially all of these insurance arrangements were entered into prior to Mr. Liddy's election to the Company's Board of Directors in 1995, and, to the Company's knowledge, Mr. Liddy receives no direct or indirect compensation related to, or has any other material interest in, the existence of these policies or the Company's ongoing transactions pursuant to their terms. Mr. Liddy has also disclaimed any material interest in transactions between the Company and General American. The Company expects that its business relationship with General American will continue and, as in the past, any such transactions will be conducted in the ordinary course and on competitive terms.


                           HUMAN RESOURCES COMMITTEE
                       REPORT ON EXECUTIVE COMPENSATION

     The Human Resources Committee (the "Committee") consists entirely of non-employee directors free from relationships with the Company that might be
considered  a  conflict  of  interest.    It  approves  direct  and  indirect
compensation of all Executive Officers and administers, and makes awards under the 1996 Incentive Stock Plan which was approved by shareholders in February, 1996. Stock-based awards, such as stock options and restricted stock, may be granted under such Plan to officers and other key employees of the Company.

COMPENSATION  PHILOSOPHY

     The Company's executive compensation program is designed to provide total compensation that can attract, retain and motivate key employees. It implements this plan by employing a pay-at-risk approach in which base pay is kept below the median for comparable executive positions at comparison companies while developing incentive programs intended to provide such employees the opportunity to achieve total compensation at or above a specific target level for exceptional performance. In determining competitive pay standards, the Committee is apprised of published surveys of pay practices of other U.S. based corporations of similar size with which the Company may compete in recruiting executive talent.

     In addition to base salary, the Committee has established compensation incentives in the form of annual cash bonus awards, intermediate term cash bonus awards and long-term stock-based incentive awards to compensate its key executives. The cash awards are tied to the performance of the Company and the stock-based awards are designed to encourage executives to manage the Company from the perspective of the shareholders, aligning a substantial portion of the executives' compensation with the interests of equity owners of the Company.

SALARIES

     The Committee establishes the salaries of executives based on its assessment of the individual's responsibilities, experience, individual performance and contribution to the Company's performance. The Committee also takes into account compensation data from other companies as described above; historical compensation levels at the Company; the competitive environment for attracting and retaining executives; and, for the past fiscal year, in the case of Executive Officers other than Mr. Stiritz, the recommendation of Mr. Stiritz. In May of 1997, Mr. Stiritz announced that he would be retiring as Chief Executive Officer of the Company as of the end of fiscal year 1997. At that time, the Board of Directors of the Company announced that, at Mr. Stiritz's recommendation, Messrs. McGinnis and Mulcahy would replace him as co-Chief Executive Officers. In August of 1997, the annual compensation of Messrs. McGinnis and Mulcahy was increased by the Committee to reflect the transition already underway as they assumed additional responsibilities prior to Mr. Stiritz's retirement. Upon Mr. Stiritz's retirement, the Committee will consult with the new co-Chief Executive Officers with respect to the compensation of certain of the other Executive Officers. The Company attempts to set base salary levels at or below the median level for executives holding positions of similar responsibility and complexity at corporations surveyed by outside consultants. The salaries for Named Executive Officers are set forth in the Summary Compensation Table on page ___.

ANNUAL  CASH  BONUS  AWARD  PROGRAMS

     Annual cash bonuses are set each year at, or shortly after, the end of the Company's fiscal year. Executive Officers have an opportunity to earn an award based on a combination of individual performance and the overall performance of the Company or, in the case of certain operating unit executives, the performance of that unit. Individual performance is rated based on a subjective assessment of factors including quality and implementation of strategic plans, organizational and management development and special project leadership. For fiscal 1997, the following bonus programs applied with respect to the Executive Officers:

CHIEF  EXECUTIVE OFFICER - Mr. Stiritz's bonus was measured equally on Company
------------------------
performance and a subjective assessment by the Committee of his individual performance. Company performance was evaluated based on fully-diluted earnings per share ("EPS") growth versus prior year EPS.

BUSINESS  UNIT  HEADS  BONUS PLAN - The bonus for Mr. McGinnis was measured on
---------------------------------
three components: Company performance was evaluated based on a comparison of fiscal year 1997 results with fiscal year 1996 with respect to (i) the Company's EPS (25%) and (ii) business unit earnings before income taxes (25%). The remaining 50% of the bonus was based on the Committee's consideration of Mr. McGinnis' election as co-Chief Executive Officer during the fiscal year and a subjective assessment of his individual performance.

CORPORATE  STAFF  OFFICERS  -  Bonuses  for Messrs. Elsesser and certain other
--------------------------
Corporate staff officers were measured on Company performance (50%) and a subjective assessment of individual performance (50%). As with Mr. Stiritz, Company performance was measured by comparing fully-diluted EPS growth for fiscal year 1997 with the prior year EPS.

PROTEIN SENIOR MANAGEMENT INCENTIVE PLAN- The Protein Technologies bonus plan,
-----------------------------------------
in which Mr. Brown participated, measured bonuses based on Protein's performance and a subjective assessment of individual performance. Protein's performance was measured based on its earnings before income taxes, adjusted for unusual items, compared to a similar calculation of the prior year's earnings. Protein performance accounted for 2/3 of the bonus and individual performance for 1/3. Mr. Brown participated in the Business Unit Heads bonus plan for fiscal year 1996, but on the recommendation of Mr. Stiritz, it was deemed appropriate that his performance in fiscal year 1997 be measured on the same basis as the other Protein executives.

EVEREADY BATTERY COMPANY - Eveready's bonus plan, in which Mr. Mulcahy and one
------------------------
other Executive Officer participated, measured bonuses based on Eveready's performance and a subjective assessment of individual performance. Eveready's performance, which accounted for 70% of Mr. Mulcahy's bonus, was measured based on its earnings before income taxes, adjusted for unusual items, compared to a similar calculation of the prior year's earnings. Performance was ranked subjectively in one of five brackets. The remaining 30% of Mr. Mulcahy's bonus was based on the Committee's consideration of Mr. Mulcahy's election as co-Chief Executive Officer during the fiscal year and a subjective assessment of his individual performance. Mr. Mulcahy participated in the Business Unit Heads bonus plan for fiscal year 1996, but on the recommendation of Mr. Stiritz, it was deemed appropriate that his performance in fiscal year 1997 be measured on the same basis as the other Eveready executives.

     The Committee expects to continue to utilize executive bonus plans with varying measures of individual and/or corporate performance for determining all or part of bonuses for Executive Officers.

INTERMEDIATE  TERM  BONUS  PLANS

     A 1996 Leveraged Incentive Plan was implemented effective October 1, 1996, for a select group of key executives, including Executive Officers of the Company, other than Mr. Stiritz, whose actions are believed to be able to positively impact shareholder value. At the end of three years, if certain Common Stock performance benchmarks described as "Total Shareholder Return" or "TSR" (Common Stock price appreciation plus reinvested dividends) and, in addition for executives and other key personnel of operating units, certain business unit earnings benchmarks, are reached, a cash award equal to a percentage of three years' aggregate base salary will be payable to the participants. In addition, if the TSR over the three years meets or exceeds the 75th percentile of the TSR for a peer competitor group of the Company, an additional percentage of aggregate base salary for the three year period is payable. The Committee believes that tying payment under the plan to increases in shareholder value and business unit performance is consistent with its philosophy of maintaining a relatively high portion of pay at risk. Under the terms of the 1994 Leveraged Incentive Plan, measuring TSR for the three years ending on September 30, 1997, cash awards became payable to participants, including certain Executive Officers of the Company. Because TSR did not meet or exceed the 75th percentile of TSR for the peer competitor group, payments under the 1994 Plan did not include the potential peer group award of 25% of aggregate salary. With respect to certain Named Executive
Officers, the Committee has mandated deferral of these cash awards to the extent necessary to preserve the full tax deduction of the Company with respect to such awards.

DEFERRALS  OF  BONUS  AWARDS

     The Committee exercises its discretion in determining whether to permit eligible employees, including Executive Officers, to defer payment of their cash bonus or other cash compensation under the terms of the Deferred Compensation Plan for Key Employees. The terms of that Plan may include, in any particular year, an additional Company match on deferrals in the Equity Option of the Plan. It has been determined that deferrals into the Equity Option of annual cash bonuses earned in fiscal year 1997 will be credited with a 25% Company match which is subject to certain vesting requirements. The Committee believes that this provision of the Plan serves the dual purpose of further aligning the executive's interests with those of shareholders of the Company by encouraging an investment in Company stock equivalents and adds a retention feature through the vesting requirement. However, in order not to discourage senior managers from electing the Equity Option deferral, the Committee has amended the Plan to provide for acceleration of vesting of the Company match upon termination at or after attainment of age 50 or the involuntary termination of employment of the participant (other than for cause) at any age. Cash awards under the 1994 Leveraged Incentive Plan for which deferral has been mandated by the Committee will be deferred under the terms of the Company's Executive Savings Investment Plan, subject to the contribution limits of that Plan, and will be credited with the Company match provided by the terms of that Plan. The balance of such awards will be deferred under the terms of the Deferred Compensation Plan, but such deferral will not be credited with a Company match under that Plan.


STOCK  AWARDS

     Stock-based incentive awards consist principally of stock options and restricted stock awards which are granted from time to time under the 1996 Incentive Stock Plan (the "1996 Plan"). Prior awards were granted under the 1988 Incentive Stock Plan, which is substantially identical to the present plan. In general, the Committee bases its decisions to grant stock-based incentives on the number of shares of Common Stock outstanding, the number of shares of Common Stock authorized by shareholders under the 1996 Plan, the number of options and shares of restricted Common Stock held by the executive for whom an award is being considered and the other elements of the executive's compensation, as well as the Company's compensation objectives and policies described above. As with the determination of base salaries and a portion of bonus awards, the Committee exercises subjective judgment and discretion in view of the above criteria and its general policies.

     Stock options entitle the recipient to purchase a specified number of shares of the Company's Common Stock after a specified period of time and, in the case of performance-based options, after a performance goal has been met, at an option price which is equal to the fair market value of the Common Stock at the time of grant. They provide executives with an opportunity to buy and maintain an equity interest in the Company while linking the executive's compensation directly to shareholder value since the executive receives no benefit from the option unless all shareholders have benefited from an appreciation in the value of the Company's Common Stock. In addition, since the options "vest" serially, generally in three or four segments over a period of three to ten years after the date of grant, they function as a retention device while encouraging the executive to take a longer-term view about decisions impacting the Company.

     Restricted stock awards consist of grants of the Company's Common Stock subject to certain restrictions. The restricted shares may not be sold, pledged or otherwise transferred until the restrictions lapse, which occurs serially, generally over a period of four to ten years after the date of grant. However, certain restricted stock awards generally do not vest at all until the recipient's attainment of age 62. Dividends, and interest on the dividends, accumulate until distributed as restrictions on the underlying shares lapse. Restricted stock awards further the goal of retaining key executives by encouraging stock ownership while linking executive performance with shareholder value.

     No stock options or restricted stock awards were made to Executive Officers of the Company in fiscal year 1997. Performance options awarded to certain employees, including Executive Officers, in September, 1995 (the details of which were described in the Company's Notice of Annual Meeting and Proxy Statement dated December 15, 1995) have been amended to provide that performance targets, if not previously met, would be waived on the ninth anniversary of the date of grant, subject to existing forfeiture provisions of the awards. Peer group performance options awarded to certain employees, including Executive Officers, in September, 1996 (the details of which were described in the Company's Notice of Annual Meeting and Proxy Statement dated December 6, 1996) have also been amended to provide that the peer group target in such options would be waived for all unexercised peer group award shares when the entire or remaining exercise period is six months or less. These amendments were made in order to eliminate significant negative accounting charges based on future stock price increases and to reduce associated earnings volatility. In addition, stock options, including performance options, previously granted to certain key employees of Protein Technologies International, including Mr. Brown, have been amended, effective upon the sale of that business on December 3, 1997, to permit exercise throughout the balance of the ten-year terms of those options rather than for a limited period of time following termination of employment, provided that such individuals remain employed by Protein Technologies International until such sale. This amendment was deemed appropriate given the significance of these individuals to the successful completion of the sale of that business.

COMPENSATION  FOR  THE  CHAIRMAN  AND  CHIEF  EXECUTIVE  OFFICER

     At the end of fiscal 1996, the Committee, in recognition of the likelihood of Mr. Stiritz's retirement and the importance of succession planning, awarded Mr. Stiritz a special performance stock option grant, and determined to (i) freeze Mr. Stiritz's base pay until retirement at the level it was during fiscal year 1996; (ii) exclude him from future annual stock award grants; and (iii) exclude him from any further intermediate or long-term cash bonus plans. Consequently, Mr. Stiritz's base pay during fiscal 1997 remained at the level it was during the previous fiscal year, and he was excluded from participation in the 1996 Leveraged Incentive Plan. The Committee did award Mr. Stiritz an annual cash bonus for fiscal year 1997 based on the qualitative and quantitative factors described under "Annual Cash Bonus Award Programs" above. The qualitative assessment of his performance also included an evaluation of the ongoing positive effect on the Company of significant restructuring initiatives and investment decisions undertaken under Mr. Stiritz's guidance during the past year, including, in particular, the sale of Protein Technologies International and the monetization of the Company's investment in Interstate Bakeries Corporation, as well as his efforts toward the successful transition of responsibilities to the new co-Chief Executive Officers.

DEDUCTIBILITY  OF  CERTAIN  EXECUTIVE  COMPENSATION

     A feature of the Omnibus Budget Reconciliation Act of 1993 sets a limit on deductible compensation of $1,000,000 per year per person for the Chief Executive Officer and the next four highest-paid executives. The Committee has mandated or reserved the right to mandate the deferral of certain bonus and salary payments to Named Executive Officers, including payments under the 1994 Leveraged Incentive Plan and a portion of the fiscal 1997 salary of the Chief Executive Officer, to the extent payment would cause the Company to forgo its full deduction, and has taken steps with respect to certain option awards to predicate their exercise on deductibility. While it is the general intention of the Committee to meet the requirements for deductibility, the Committee may, in the exercise of its judgment, approve payment of compensation from time to time that may not be fully deductible. The Committee believes this flexibility will enable it to respond to changing business conditions or to an executive's individual performance. The Committee will continue to review and monitor its policy with respect to the deductibility of compensation.

W.  H.  Danforth  --  Chairman          	J.  H.  Biggs
M.  D.  Ingram          			K.  D.  Ortega
                              PERFORMANCE GRAPHS

     The graphs displayed below are presented in accordance with SEC requirements. Shareholders are cautioned against drawing any conclusions from the data contained therein, as past results are not necessarily indicative of future performance. These graphs in no way reflect the Company's forecast of future financial performance.

     Notwithstanding anything to the contrary set forth in any of the Company's previous SEC filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Notice of Annual Meeting of Shareholders and Proxy Statement, in whole or in part, the following Performance Graphs and the Human Resources Committee Report on Executive Compensation set forth above shall not be incorporated by reference into any such filings.

     Set forth below are line graphs comparing the annual percentage change in cumulative total shareholder return for each class of Ralston Purina Company's common stock with the cumulative total return of the Standard & Poor's 500 Stock Index, the Standard & Poor's Food Index and a Bakery Index as defined in footnote (3) to the graphs.

           COMPARISON OF CUMULATIVE TOTAL RETURN ON $100 INVESTED IN RALSTON PURINA COMPANY COMMON STOCK ON SEPTEMBER 30, 1992
                      VS. S&P 500 AND S&P FOOD INDICES(1)




           COMPARISON OF CUMULATIVE TOTAL RETURN ON $100 INVESTED IN
             RALSTON-RPG GROUP AND RALSTON-CBG GROUP COMMON STOCKS
                   FROM AUGUST 2, 1993 THROUGH MAY 15, 1995
                     VS. S&P 500 AND COMPETITOR INDICES(2)

(1) On July 30, 1993, the Company recapitalized its former single class of common stock by redesignating it as Ralston-RPG Group stock ("RPG") and distributing Ralston-CBG Group Stock ("CBG"). For the line designated as "Ralston" the graph depicts the cumulative return on $100 invested in Ralston Purina Company's former single class of Common Stock from September 30, 1992 through July 30, 1993. Since August 2, 1993 (the date of initial issuance of RPG and CBG Stocks, depicted by the first solid vertical line) the graph depicts the cumulative return on $100 invested on that date in a capitalization-weighted combination of RPG and CBG stock. Furthermore, on March 31, 1994, Ralston - RPG spun-off Ralcorp Holdings, Inc. via a one for three stock dividend, which for performance purposes for RPG has been treated as a special one-time stock dividend in which the Ralcorp dividend was assumed liquidated with the proceeds from the sale being reinvested in RPG common. On April 4, 1994, (the initial date of issuance of the Ralcorp dividend) Ralcorp closed at $15.00 and Ralston-RPG closed at $37.25. Lastly, May 15, 1995 (as depicted by the second solid vertical line) each share of CBG stock was exchanged for .0886 shares of Ralston RPG stock; the shares of RPG stock received upon the exchange are included in the overall performance of RPG Stock subsequent to that date. For the S&P 500 and S&P Food Indices, cumulative returns are measured for the period September 30, 1992 through September 30, 1997, with the value of each index set to $100 on September 30, 1992. Total return assumes reinvestment of dividends.

(2) The lower graph depicts the cumulative return since August 2, 1993, the date of initial issuance of RPG and CBG stocks, through May 15, 1995, the date shares of CBG Stock were exchanged for shares of RPG shares, of $100 invested during that time period in either RPG or CBG stock or one of the competitor indices. Total return assumes reinvestment of dividends.

(3) The Bakery Index consists of a capitalization-weighted combination of the common stocks of CBG, Flowers Industries, Inc. and Interstate Bakeries Corporation.


            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and officers, and persons who own more than ten percent of the Company's Common Stock, to file initial statements of beneficial ownership (Form 3), and statements of changes in beneficial ownership (Forms 4 or 5), of the Common Stock with the SEC and the New York
Stock  Exchange.    Directors,  officers,  and  greater  than  ten  percent
shareholders are required by SEC regulation to furnish the Company with copies of all such forms they file.

     The Company believes that during fiscal year 1997 its directors and officers complied with all filing requirements applicable to them, based solely on the Company's review of copies of forms received by it.

                            SOLICITATION STATEMENT

     The cost of the solicitation of proxies will be borne by the Company. In addition to the use of the mails, solicitations may be made by regular employees of the Company, by telephone or personal contact. Georgeson & Co. has been retained to assist in the solicitation of proxies for a fee of $11,000, plus expenses. The Company will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for costs reasonably incurred by them in sending proxy materials to the beneficial owners of Common Stock and ESOP Preferred Stock.

                 SHAREHOLDER PROPOSALS FOR 1999 ANNUAL MEETING

     Any shareholder proposal intended to be presented at the 1999 Annual Meeting of Shareholders and to be included in the Company's proxy statement and form of proxy for that meeting must be received by the Company, directed to the attention of the Secretary, not later than August 6, 1998. Any such proposals must comply in all respects with the rules and regulations of the SEC and the Bylaws of the Company.

          By  order  of  the  Board  of  Directors,



          NANCY  E.  HAMILTON
          Secretary

December  10,  1997

LANGUAGE  ON  FRONT  OF  PROXY  CARD

     Ralston  Purina
     Company

          PROXY  SOLICITED  ON  BEHALF  OF  THE  BOARD  OF  DIRECTORS
          FOR  ANNUAL  MEETING  OF  SHAREHOLDERS  ON  JANUARY  29,
          1998 AT 2:30 P.M., HYATT REGENCY ST. LOUIS HOTEL, ST. LOUIS UNION STATION, 1820 MARKET ST., ST. LOUIS, MO.

The undersigned hereby appoints Messrs. W. Patrick McGinnis, J. Patrick Mulcahy and James M. Neville, and each of them, as lawful proxies, with full power of substitution, for and in the name of the undersigned, to vote on behalf of the undersigned, with all the powers the undersigned would possess if personally present at the Annual Meeting of Shareholders of Ralston Purina Company on January 29, 1998, and any adjournment thereof. The above named proxies are instructed to vote all the undersigned's shares of stock on the proposals set forth in the Notice of Annual Meeting and Proxy Statement as specified below and are authorized in their discretion to vote upon such other business as may properly come before the meeting or any adjournment thereof.

THIS  PROXY  RELATES TO ALL SHARES OWNED BY THE UNDERSIGNED, INCLUDING ANY RAL
                        ---
STOCK HELD IN THE UNDERSIGNED'S ACCOUNT UNDER THE DIVIDEND REINVESTMENT PLAN. EACH SHARE OF RAL STOCK IS ENTITLED TO ONE VOTE.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MATTER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2 AND 3.


     Proxy  #                              Shares  Owned

RAL




IMPORTANT -- PLEASE SIGN AND DATE ON BACK OF CARD. RETURN PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE; NO POSTAGE NECESSARY.

-----------------------------------------------------------------------------

                 (Please detach at perforation before mailing)

                            RALSTON PURINA COMPANY

                      1998 ANNUAL MEETING OF SHAREHOLDERS
              AT THE HYATT REGENCY HOTEL, ST. LOUIS UNION STATION
                  MARKET STREET BETWEEN 18TH AND 20TH STREET
                          THURSDAY, JANUARY 29, 1998
                                   2:30 P.M.

                          Seating Begins at 1:30 p.m.

                         SHAREHOLDER ADMITTANCE TICKET
              (Please bring this ticket with you to the meeting)

     This ticket entitles you, the shareholder(s), to attend the 1998 Annual
                                    Meeting

LANGUAGE  ON  BACK  OF  PROXY  CARD


1. Election of one Director to serve a two-year term ending in January 2000, or until his successor is elected and qualified: J. Patrick Mulcahy

                /    /  FOR  the  nominee  listed.
               /    /  WITHHOLD  AUTHORITY  to  vote  for  the nominee listed.

2. Election of four Directors to serve three-year terms ending in January 2001, or until their successors are elected and qualified: David R. Banks, M. Darrell Ingram, John F. McDonnell and W. Patrick McGinnis

               /    /  FOR  all  nominees  listed.
               /    /  FOR  all  nominees  listed  except ___________________.
               /    /  WITHHOLD  AUTHORITY  to  vote  for all nominees listed.


3. Ratification of appointment of Price Waterhouse as independent accountants for the fiscal year ending September 30, 1998.

               /    /FOR                    /    /AGAINST          /  /ABSTAIN

     Shareholder(s),  please
     sign  below  exactly
     as  name(s)  appears  on
     front  of  card;  in
     the  case  of  joint
     holders,  all  should  sign.

     ________________________

     ________________________

     ________________________

     Signature(s)(Title(s),  if
     applicable)

     Date  ___________________


The  Board  of  Directors  recommends  a vote FOR proposals 1, 2, and 3 above.

LANGUAGE  ON  FRONT  OF  PROXY  CARD

     Ralston  Purina
     Company

          PROXY  SOLICITED  ON  BEHALF  OF  THE  BOARD  OF  DIRECTORS
          FOR  ANNUAL  MEETING  OF  SHAREHOLDERS  ON  JANUARY  29,
          1998  AT  2:30  P.M.,  HYATT  REGENCY  ST.  LOUIS  HOTEL,  ST. LOUIS
          UNION STATION,  1820  MARKET  ST.,  ST.  LOUIS,  MO.

The undersigned hereby appoints Messrs. W. Patrick McGinnis, J. Patrick Mulcahy and James M. Neville, and each of them, as lawful proxies, with full power of substitution, for and in the name of the undersigned, to vote on behalf of the undersigned, with all the powers the undersigned would possess if personally present at the Annual Meeting of Shareholders of Ralston Purina Company on January 29, 1998, and any adjournment thereof. The above named proxies are instructed to vote all the undersigned's shares of stock on the proposals set forth in the Notice of Annual Meeting and Proxy Statement as specified below and are authorized in their discretion to vote upon such other business as may properly come before the meeting or any adjournment thereof.

THIS  PROXY  RELATES  TO ALLSHARES OWNED BY THE UNDERSIGNED, INCLUDING ANY RAL
                         ---
STOCK HELD IN THE UNDERSIGNED'S ACCOUNT UNDER THE DIVIDEND REINVESTMENT PLAN, AND ANY RAL STOCK AND ESOP PREFERRED STOCK SHARES CREDITED TO THE UNDERSIGNED'S ACCOUNT UNDER THE SAVINGS INVESTMENT PLAN. EACH SHARE OF RAL STOCK AND ESOP PREFERRED STOCK IS ENTITLED TO ONE VOTE.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2, AND 3.


                     RAL                   RAL
     Proxy #     Shares Owned          SIP Shares       ESOP  Preferred





IMPORTANT -- PLEASE SIGN AND DATE ON BACK OF CARD. RETURN PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE; NO POSTAGE NECESSARY.

---------------------------------------------------------------------------
                 (Please detach at perforation before mailing)

                            RALSTON PURINA COMPANY

                      1998 ANNUAL MEETING OF SHAREHOLDERS
              AT THE HYATT REGENCY HOTEL, ST. LOUIS UNION STATION
                  MARKET STREET BETWEEN 18TH AND 20TH STREET
                          THURSDAY, JANUARY 29, 1998
                                   2:30 P.M.

                          Seating Begins at 1:30 p.m.

                         SHAREHOLDER ADMITTANCE TICKET
              (Please bring this ticket with you to the meeting)

     This ticket entitles you, the shareholder(s), to attend the 1998 Annual
                                    Meeting

LANGUAGE  ON  BACK  OF  PROXY  CARD


1. Election of one Director to serve a two-year term ending in January 2000, or until his successor is elected and qualified: J. Patrick Mulcahy

               /    /  FOR  the  nominee  listed.
               /    /  WITHHOLD  AUTHORITY  to  vote  for  the nominee listed.

2. Election of four Directors to serve three-year terms ending in January 2001, or until their successors are elected and qualified: David R. Banks, M. Darrell Ingram, John F. McDonnell and W. Patrick McGinnis

               /    /  FOR  all  nominees  listed.
               /    /  FOR  all  nominees  listed  except ___________________.
               /    /  WITHHOLD  AUTHORITY  to  vote  for all nominees listed.


3. Ratification of appointment of Price Waterhouse as independent accountants for the fiscal year ending September 30, 1998.

               /    /FOR                    /    /AGAINST          /  /ABSTAIN


     Shareholder(s),  please
     sign  below  exactly
     as  name(s)  appears  on
     front  of  card;  in
     the  case  of  joint
     holders,  all  should  sign.


     ________________________

     ________________________

     ________________________
     Signature(s)(Title(s),  if
     applicable)

     Date  ___________________

The  Board  of  Directors  recommends  a vote FOR proposals 1, 2, and 3 above.

LANGUAGE  ON  FRONT  OF  PROXY  CARD

     Ralston  Purina
     Company

          PROXY  SOLICITED  ON  BEHALF  OF  THE  BOARD  OF  DIRECTORS
          FOR  ANNUAL  MEETING  OF  SHAREHOLDERS  ON  JANUARY  29,
          1998 AT 2:30 P.M., HYATT REGENCY ST. LOUIS HOTEL, ST. LOUIS UNION STATION, 1820 MARKET ST., ST. LOUIS, MO.

The undersigned hereby appoints Messrs. W. Patrick McGinnis, J. Patrick Mulcahy and James M. Neville, and each of them, as lawful proxies, with full power of substitution, for and in the name of the undersigned, to vote on behalf of the undersigned, with all the powers the undersigned would possess if personally present at the Annual Meeting of Shareholders of Ralston Purina Company on January 29, 1998, and any adjournment thereof. The above named proxies are instructed to vote all the undersigned's shares of stock on the proposals set forth in the Notice of Annual Meeting and Proxy Statement as specified below and are authorized in their discretion to vote upon such other business as may properly come before the meeting or any adjournment thereof.

1. Election of one Director to serve a two-year term ending in January 2000, or until his successor is elected and qualified: J. Patrick Mulcahy

                /    /  FOR  the  nominee  listed.
               /    /  WITHHOLD  AUTHORITY  to  vote  for  the nominee listed.

2. Election of four Directors to serve three-year terms ending in January 2001, or until their successors are elected and qualified: David R. Banks, M. Darrell Ingram, John F. McDonnell and W. Patrick McGinnis

               /    /  FOR  all  nominees  listed.
               /    /  FOR  all  nominees  listed  except  __________________.
               /    /  WITHHOLD  AUTHORITY  to  vote  for all nominees listed.


3. Ratification of appointment of Price Waterhouse as independent accountants for the fiscal year ending September 30, 1998.

               /    /FOR                    /    /AGAINST          /  /ABSTAIN

THE  BOARD  OF  DIRECTORS  RECOMMENDS  A VOTE FOR PROPOSALS 1, 2, AND 3 ABOVE.

THIS  PROXY  RELATES TO ALL SHARES OWNED BY THE UNDERSIGNED, INCLUDING ANY RAL
                        ---
STOCK HELD IN THE UNDERSIGNED'S ACCOUNT UNDER THE DIVIDEND REINVESTMENT PLAN. EACH SHARE OF RAL STOCK IS ENTITLED TO ONE VOTE.
LANGUAGE  ON  BACK  OF  PROXY  CARD

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MATTER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2 AND 3.


     Proxy  #                              Shares  Owned



     Shareholder(s),  please
     sign  below  exactly
     as  name(s)  appears  on
     front  of  card;  in
     the  case  of  joint
     holders,  all  should  sign.


     ________________________

     ________________________

     ________________________

     Date  ___________________


IMPORTANT -- PLEASE SIGN AND DATE ON BACK OF CARD. RETURN PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE; NO POSTAGE NECESSARY.

                              December  10,  1997



Dear  Employee:

Enclosed are a proxy statement, a proxy, and an Annual Report for the Annual Meeting of Shareholders of Ralston Purina Company to be held on January 29, 1998. The enclosed proxy relates to shares of Ralston Common Stock to which you are the record holder and shares of Ralston Common Stock and ESOP Preferred Stock credited to your account in the Ralston Purina Savings Investment Plan ("Plan").

The Trustees of the Plan will vote all shares of Common Stock and ESOP Preferred Stock held in the Plan as of November 21, 1997, whether or not they have been credited to participants' accounts. Shares credited to your account as of November 21, 1997, will be voted in accordance with your instructions on the enclosed proxy card. Any credited shares for which no instructions are received by the Trustee, and any shares in the fund which were not credited as of November 21, 1997, will be voted by the Trustee in the same proportion as the shares for which instructions were received from all participants.

Please complete, sign and date the enclosed proxy. It should be returned, in the post-paid envelope provided, to the Corporation Trust Company, which acts as Tabulator. In order to provide the Tabulator with time to tabulate the votes, it has been requested that all proxies be returned as promptly as possible, but no later than January 26, 1998.

You may also have received additional proxy statements and proxies relating to other shares of stock held by you. These proxies are not duplicates of the one enclosed and we ask that they also be completed and returned pursuant to the instructions enclosed with them.


			     Co-CEOs  and  Presidents,

               W.  Patrick  McGinnis                    J.  Patrick  Mulcahy

APPENDIX

1. The Stock Price Performance Graphs on page 21 of the printed document are being transmitted in a format which cannot be processed by Edgar. A paper copy of the proxy statement containing these graphs will be mailed to registrant's branch chief. The Graph titled 'Comparison of Cumulative Total Return on $100 Invested in Ralston Purina Company Common Stock on September 30, 1992 vs. S & P 500 and S & P Food Indices' depicts the following returns:





         Measurement Point          Ralston       S & P 500       S & P Food Index
         -----------------          -------       ---------       ----------------
	9/30/92  		93.12           $110.92  		$112.13
	9/30/93  		85.49           125.31   		101.32
	9/30/94 			116.06          129.92   		112.28
	9/30/95  		165.21          168.56  		139.36
	9/30/96  		199.23          202.84   		172.18
	9/30/97  		280.42          256.84   		203.27




     The Graph titled "Comparison of Cumulative Total Return on $100 Invested in Ralston - RPG Group and Ralston - CBG Group Common Stocks from August 2, 1993 through May 15, 1995 vs. S & P 500 and Competitor Indices' depicts the following returns:




Measurement    					Bakery
Point        RPG       CBG      S&P 500  S&P Food	Index
----------- ------     ---      -------  --------   -----
8/2/93       $100.00  $100.00  $100.00  $100.00  $100.00
9/30/93       102.74   121.44   102.99   105.21   109.75
9/30/94       144.03    69.39   106.78   116.59    96.05
5/15/95       172.88    55.20   123.91   133.91   100.54